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                                                                   EXHIBIT 10.38

                                                                  EXECUTION COPY

                         TRANSITIONAL SERVICES AGREEMENT

         This Transitional Services Agreement ("Agreement") is made and entered into this 13th day of April, 1999 (the "Closing Date") by and between Samsung Electronics Co., Ltd., a corporation organized under the laws of the Republic of Korea ("Samsung"), and Fairchild Korea Semiconductor Ltd., a corporation organized under the laws of the Republic of Korea ("Fairchild"). Either Samsung or Fairchild may be referred to herein as a "Party" or together as the "Parties," as the case may require.

                                    RECITALS

         WHEREAS, Samsung and Fairchild Semiconductor Corporation have entered into a certain business transfer agreement dated as of December 20, 1998 ("Business Transfer Agreement") and Fairchild Semiconductor Corporation has assigned its rights thereunder to Fairchild, pursuant to which Fairchild will acquire all of the Conveyed Assets and assume all of the Assumed Liabilities (each as defined in the Business Transfer Agreement) upon the terms and conditions set forth in the Business Transfer Agreement; and

         WHEREAS, in order to support the continued and uninterrupted operation of the Business from the Closing Date, the Parties hereto wish to enter into an agreement as contemplated and required by the Business Transfer Agreement whereby Samsung will continue to provide to Fairchild certain of the services that have been provided by Samsung to the Business (as defined in the Business Transfer Agreement) prior to the Closing Date, in accordance with the terms and conditions of this agreement; and

         WHEREAS, the execution and delivery of this Agreement is required by the Business Transfer Agreement and is a condition to the closing of the transactions contemplated thereunder.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and undertakings contained herein, the Parties hereto, intending to be legally bound hereby, do agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.1 Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to such terms in the Business Transfer Agreement.
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For the avoidance of doubt, "Samsung" shall refer only to Samsung Electronics
Co., Ltd., and shall not refer to any subsidiary or other Affiliate of Samsung Electronics Co., Ltd.

                                   ARTICLE II
                                      TERM

         Section 2.1 Term. The term of this Agreement (the "Transition Period") shall, with respect to any service provided herein, commence on the Closing Date and expire on the date that is the three (3) year anniversary of the Closing Date (the "Expiration Date"), unless terminated on an earlier date pursuant to
Article VII of this Agreement. Fairchild may extend the Transition Period for an additional six-month period by providing written notice to Samsung of such extension no later than ninety (90) days prior to the Expiration Date; provided, however, that in the event of such extension, the Parties shall negotiate the terms and conditions of the Service or Services to be provided during such extended term.

                                   ARTICLE III
                                  THE SERVICES

         Section 3.1 Services to be provided by Samsung. (a) During the Transition Period, Samsung shall provide to Fairchild the following services provided by Samsung and necessary to operate the Business in calendar year 1998 (collectively, the "Services" and, individually, a "Service"), at the costs specified in Schedule 4.1:

                  (i) Logistics services and related support as set forth in Schedule 3.1 (i);

                           (Service fee: 3,500 million Won)

                  (ii) Purchasing services and related support as set forth in Schedule 3.1 (ii);

                           (Service fee: 150 million Won)

                  (iii)    Sales resources and related support as set forth in
                           Schedule 3.1 (iii);

                           (Service fee: 100 million Won)

                  (iv) Personnel administration services and related support as set forth in Schedule 3.1 (iv);

                           (Service fee: 150 million Won)

                  (v) Financial management services and treasury services and related support as set forth in Schedule 3.1 (v);



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                           (Service fee: 300 million Won)

                  (vi) Employee training services and related support as set forth in Schedule 3.1 (vi);

                           (Service fee: 100 million Won)

                  (vii)    Payroll services and related support as set forth in
                           Schedule 3.1 (vii);

                           (Service fee: N/A)

                  (viii)   Travel services and related support as set forth in
                           Schedule 3.1 (viii);

                           (Service fee: N/A)

                  (ix) Intellectual property maintenance services and related support as set forth in Schedule 3.1 (ix);

                           (Service fee: 30 million Won)

                  (x) Export/import services and related support as set forth in Schedule 3.1 (x);

                           (Service fee: 150 million Won)

                  (xi) Risk management services and related support as set forth in Schedule 3.1 (xi);

                           (Service fee: 710 million Won)

                  (xii) Insurance administration services and related support as set forth in Schedule 3.1(xii);

                           (Service fee: 5 million Won)

                  (xiii) Immigration services and related support as set forth in Schedule 3.1 (xiii)

                           (Service fee: 5 million Won)

                  (xiv) Research and development, quality assurance and test services as set forth in Schedule 3.1 (xiv); and

                           (Service fee: 1,200 million Won)




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                  (xv)     Information technology services as set forth in
                           Schedule 3.1 (xv).

                           (Service fee: N/A)

                 (b) The Schedules setting forth the Services to be provided for hereunder identify a principal department and position of a person within that department (the "Contact") for each category of Service. Samsung will ensure that each Contact remains available to consult with Fairchild on the respective Service and has the requisite authority to resolve day-to-day issues with Samsung that may arise during the Transition Period, including, without limitation, issues relating to the extent or quality of a Service. If a Contact changes prior to the Expiration Date, Samsung will provide Fairchild notice of such change. Samsung will provide to each Contact a copy of this Agreement and notice of the scope of its respective Service.

                 (c) Any change in the provision of Services hereunder that would require a material change in the method of operation of the Business shall be subject to the prior review of Fairchild and to Fairchild's consent, which shall not be unreasonably withheld.

                 (d) The parties hereto agree to observe and perform their respective obligations set forth in Schedule 3.1 (d) hereto.

                 Section 3.2 Terms of Service.

                 (a) The attached Schedules of Services and costs are subject to change only upon the Parties' mutual written consent. To the extent a Schedule is incomplete as of the date hereof in describing a Service, the Parties shall use good faith efforts to complete such Schedule as promptly as practicable. Any element of a Service reflected on any such amended Schedule shall be deemed a part of the "Service" as if set forth on such Schedule as of the date hereof.

                 (b) Costs and expenses of separation of Fairchild from Samsung Service(s) provided hereunder at the end of the Transition Period (or, with respect to Services or elements of Services terminated pursuant to Section 7.1(b)) will be paid and borne (i) by Samsung, to the extent Samsung personnel is required, (ii) equally by Samsung and Fairchild to the extent that any third-party assistance is required and (iii) by Fairchild, to the extent Fairchild or Fairchild Semiconductor Corporation personnel is required; provided that, under any of clauses (i), (ii) or (iii), neither Party will be relieved of any obligation it otherwise has under this Agreement or any other agreement entered into in connection with the closing of the Business Transfer Agreement. Samsung agrees to cooperate as reasonably requested by Fairchild in order to effectuate such separation.

                 Section 3.3 Additional Services. (a) In addition to the specific services described above, the Parties hereto acknowledge that there may be additional services (other than information technology and hardware services, security services and related services) which have not been identified herein but which have historically been provided by Samsung and which are necessary to operate the Business prior to the Closing Date and which shall continue to be required or desired by Fairchild until the termination of this Agreement, or such



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later date as the Parties may agree. If, within one year of the Closing Date, any such additional services are identified and requested by Fairchild, Samsung shall provide such other services at no extra cost to Fairchild in a manner consistent with the other Services.

                 (b) If within one year of the Closing Date, Fairchild shall identify and reasonably request Samsung to provide any additional service which has not historically been provided by Samsung to the Bucheon Facility in connection with the Business (a "New Service"), Samsung shall provide such New Service if Samsung consents to the provision of such New Services, which consent shall not be unreasonably withheld, at a cost per service to be negotiated in good faith by Samsung and Fairchild.

                 (c) If within one year of the Closing Date, Fairchild shall identify any services that were provided to the Business in calendar year 1998, and are not being provided to the Business hereunder or under third-party agreements (that have not been modified or terminated by Fairchild), Samsung shall use its Best Efforts to provide assistance to Fairchild to secure the benefits of such services on terms substantially similar to those enjoyed by the Business prior to the Closing Date.

                  Section 3.4 Restrictions. The Parties covenant and agree that Fairchild shall, as promptly as practicable after the Closing Date, at its sole cost and expense, lease one or more servers necessary to operate the Business from an independent third party with the reasonable assistance of Samsung.

                                   ARTICLE IV
                               PAYMENT AND INVOICE

                 Section 4.1 Service Fees.

                 (a) The fees payable by Fairchild to Samsung per year for the Services shall be as set forth in Section 3.1 (the "Service Fees"). Costs of New Services shall be payable by Fairchild in addition to the Service Fees. Notwithstanding anything to the contrary contained herein, Fairchild shall not be charged under this Agreement for any Service that is specifically required to be performed under any other agreement between Samsung and Fairchild and any such other Service shall be performed and charged for in accordance with the terms of such other agreement.

                 (b) In the event that a Service or New Service commences, expires or terminates on any day other than the first day of a calendar month, the fee for such Service or New Service shall be calculated on a pro rata basis based on the actual number of days during which the Service was provided and a month of 30 days.

                 (c) Notwithstanding anything to the contrary, the Service Fees and any fees payable for any New Service shall be subject to an upward adjustment on the first and second anniversary of the Closing Date by an amount that reflects the percentage change in the U.S.




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Consumer Price Index published since the Closing Date and the first anniversary of the Closing Date, respectively.

                 Section 4.2 Payment.

                 (a) Subject to Section 4.1(a), Samsung shall invoice the Service Fees in twelve equal monthly installments in arrears within fifteen (15) calendar days of the end of the month in question. Fairchild shall pay the amount invoiced by Samsung and any sales, use value added, excise or similar taxes applicable to the provision of services covered by this Agreement hereunder in full within thirty (30) calendar days of the date of receipt of Samsung's tax invoice. Fairchild shall supply Samsung with an appropriate tax exemption certificate. Unless otherwise agreed, all payments to be made under this Agreement shall be invoiced and paid in U.S. Dollars.

                 (b) The Parties acknowledge and agree that with respect to any services to be provided from any party other than Samsung, Fairchild shall contract directly with, and remit payment directly to, such party. Samsung shall promptly reimburse Fairchild for any costs incurred by Fairchild during the term of this Agreement for services provided by third parties (other than Samsung Data Systems) that would not, consistent with Past Practices, be reflected in the audited statements of income and operating expenses of the Business.

                 Section 4.3 Interest on Late Payment. If Fairchild fails to make any payment due hereunder by the date it is due, Fairchild shall pay to Samsung, in addition to the amount of such payment due, a late charge of one-twentieth of one percent (1/20%) of the outstanding amount per day from the due date of the payment until finally paid.

                                    ARTICLE V
                                   WARRANTIES


                 Section 5.1 Express Warranty. Samsung warrants that the Services provided under this Agreement shall be of substantially the same type and quality (including without limitation, staffing (including qualification, professionalism, training, experience level and hours of employment), manner and dedication of equipment, incurrence of overtime and out-of-pocket expenses and additional fees) as have been provided in connection with the Business during calendar year 1998.

                 Section 5.2 Disclaimer. OTHER THAN THE WARRANTY CONTAINED IN
SECTION 5.1 OF THIS AGREEMENT, SAMSUNG MAKES NO REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY AS TO SUITABILITY OR ADEQUATENESS FOR THE OPERATION OF THE BUSINESS BY FAIRCHILD.



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                                   ARTICLE VI
                       INDEMNITY- LIMITATION OF LIABILITY

                 Section 6.1 Indemnity .

                 (a) Each Party (the "Indemnifying Party") shall indemnify the other Party (the "Indemnified Party") and hold it harmless from and against any loss, demand, liability, claim, cost or expense of whatever kind (collectively, "Damages") arising from and incurred by the Indemnified Party, its Affiliates, or any of their respective directors, officers, employees or representatives due to any willful misconduct, negligence or material breach of this Agreement by the Indemnifying Party.

                 Section 6.2 No Consequential Damages. In no event shall either Party be liable for any indirect, special, incidental, or consequential damages resulting from the other Party's performance or failure to perform under this Agreement, or the furnishing, performance, or use of any goods or services sold pursuant hereto, whether due to breach of contract, breach of warranty, negligence or otherwise, regardless of whether the nonperforming Party was advised of the possibility of such damages or not.


                                   ARTICLE VII
                                   TERMINATION

                 Section 7.1 Termination.

                 (a) This Agreement shall terminate on the Expiration Date unless earlier terminated as follows:

                           (i)      by mutual written agreement of the Parties;

                           (ii) by either Party if (A) the other Party is the subject of a bankruptcy, corporate reorganization or composition petition filed in a court of competent jurisdiction, whether voluntary or involuntary, which petition in the event of an involuntary petition is not dismissed within thirty (30) days; (B) if a receiver or trustee is appointed for all or a substantial portion of the assets of the other Party; or (C) if the other Party makes an assignment for the benefit of its creditors; or

                           (iii) at the written election of the non-breaching Party in the event of a material breach or default by a Party of its obligations hereunder, which default shall not have been cured within thirty (30) calendar days after written notice is provided by the non-breaching Party to the breaching Party. For purposes of this section, material breach shall mean a breach that would reasonably be expected to result in a serious adverse effect on the non-breaching Party's business operations related to the Services.



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                 (b) Fairchild may terminate this Agreement with respect to any
Service(s) or any element(s) of a Service provided pursuant to this Agreement on ninety (90) days prior written notice to Samsung, unless otherwise specified in the Schedules. Upon such termination, Fairchild shall no longer be obligated to pay Samsung the Service Fees attributable to a cancelled Service following the effective termination date of such Service(s) provided that Fairchild fully pays any and all Service Fees, charges or other similar payment due and accrued in connection with Service(s) provided up to and including the effective termination date. If an element of a Service is terminated pursuant to this
Section 7.1(b), the Parties shall negotiate in good faith to determine a reduction in the Service Fees reflecting such terminated element.

                 (c) No termination of this Agreement (including any early termination of a Service or an element of a Service pursuant to paragraph (b) above) shall discharge, affect or otherwise modify in any manner the rights and obligations of the Parties hereto which have accrued or have been incurred prior to such termination, including, without limitation, the obligation of Fairchild to pay Samsung any and all amounts payable hereunder for, or related to, the Services provided prior to such termination. The provisions of Article 6 and Sections 7.1(c), 8.1, 8.2, 10.1, 10.2, 10.7, 10.9, 10.11 and 10.16 shall survive the termination of this Agreement for any reason.

                                  ARTICLE VIII
                                 CONFIDENTIALITY

                 Section 8.1 Confidentiality. Samsung and Fairchild agree that any Confidential Information (as defined in the Confidentiality Agreement executed between Samsung Electronics Co., Ltd. and Fairchild Semiconductor Corporation on September 18, 1998) each Party discloses, generates or otherwise acquires under this Agreement, as the case may be, shall be treated in accordance with the terms and conditions of the Confidentiality Agreement. Samsung and Fairchild further agree that, in the event the Confidentiality Agreement expires prior to termination or expiration of this Agreement or any Service hereunder, the terms and conditions of the Confidentiality Agreement shall continue to apply with respect to any Confidential Information disclosed, generated or otherwise acquired under this Agreement.

                 Section 8.2 Ownership and Maintenance of Data. All records, data files (and the data contained therein), input materials, reports and other materials received, computed, developed, processed or stored for Fairchild by Samsung (collectively the "Data") pursuant to this Agreement after the Closing Date will be the exclusive property of Fairchild, and Samsung shall not possess any interest, title, lien or right in connection therewith, provided, however, that Samsung shall have the right to keep a copy of any data file that contains information related to the Business and information related to other businesses of Samsung or information related to both the Business and other businesses of Samsung. Samsung shall safeguard the Data to the same extent it protects its own similar materials, but in no case in an unreasonable manner. Data shall not be utilized by Samsung for any purpose other than in support of Samsung's obligations hereunder. Neither the Data nor any part thereof shall be disclosed, sold, assigned, leased or otherwise disposed of to third parties by Samsung or commercially exploited by or on behalf of Samsung, its employees or agents. If a Party either


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determines that it is required to disclose any information pursuant to applicable law or receives any demand under lawful process to disclose or provide information of the other Party that is subject to the confidentiality provisions hereof, such Party shall notify the other Party prior to disclosing and providing such information and shall cooperate at the expense of the requesting Party in seeking any reasonable protective arrangements requested by such other Party. Subject to the foregoing, the Party that receives such request may thereafter disclose or provide information to the extent required by such law or by lawful process. Upon termination of any Service provided hereunder, Samsung shall provide Fairchild reasonable access to retained Data for a period not to exceed three (3) months following said termination whereupon, upon Fairchild's request, such Data will be transferred to Fairchild at Fairchild's cost, except in the event of termination by Fairchild under Section 7.1(a) by reason of Samsung's material breach, in which case, such transfer will be made at Samsung's cost.

                                   ARTICLE IX
                                  FORCE MAJEURE

                  Section 9.1 Force Majeure.

                 (a) A Party is not liable for a failure to perform any of its obligations under this Agreement insofar as it proves that the failure was due to force majeure.

                 (b) Force Majeure within paragraph (a) above may result from events including, but not limited to, (i) war, whether declared or not, riots, acts of sabotage, explosions, fires, destruction of equipment/machines, or inability to obtain raw materials, (ii) natural disasters, such as violent storms, earthquakes, floods and destruction by lightning, (iii) the intervention of any Governmental Authority, (iv) boycotts, strikes and lock-outs of all kinds and work-stoppages and (v) any other cause, whether similar or dissimilar to the foregoing, beyond the control of the Party claiming the benefit.

                 (c) A Party seeking relief hereunder shall as soon as practicable after the force majeure and its effects upon its ability to perform became known to it give notice to the other Party of such force majeure.

                                    ARTICLE X
                                  MISCELLANEOUS

                  Section 10.1 Notices. All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy or other electronic transmission service to the appropriate addresses or numbers as set forth below.

         Notices to Samsung shall be addressed to:

Samsung Electronics Co., Ltd.
Samsung Main Building
250, 2-Ka, Taepyung-Ro, Chung-Ku



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Seoul, Korea
Attention: Director, Legal Department
Telecopy No.: 822-727-7179

with a copy to:

Bae, Kim & Lee
Hankook Tire Bldg. 647-15
Yoksam-dong, Kangnam-gu
Seoul 135-723, Korea
Attention: Kap-You Kim
Telecopy No.: 822-3404-0001

or at such other address and to the attention of such other Person as Samsung may designate by written notice to Fairchild.

Notices to Fairchild shall be addressed to:

Fairchild Korea Semiconductor Ltd.
82-3, Todang-Dong
Wonmi District
Puchon City, Kyonggi Province
Korea
Attention: President
Telecopy No.: (82 32) 683-1199

with copies to:

Fairchild Semiconductor Corporation
333 Western Avenue, M.S. 01-00
South Portland, Maine 04106
Attention: Daniel E. Boxer
Telecopy No.: (01)(207)761-6020

and to:

Kim & Chang
223 Naeja-Dong, Chongro-Ku
Seoul 110-053, Korea
Attention: Y.J. Ro
Telecopy No.: (82 2)-737-9091

or at such other address and to the attention of such other Person as Fairchild may designate by written notice to Samsung.



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                 Section 10.2 Governing Law; Consent to Jurisdiction. (a) This
Agreement shall be governed by and construed in accordance with the laws of the Republic of Korea without reference to the choice of law principles thereof. Fairchild and Samsung consent to and hereby submit to the non-exclusive jurisdiction of the Seoul District Court located in the Republic of Korea in connection with any action, suit or proceeding arising out of or relating to this Agreement, and each of the Parties irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         (b) Notwithstanding the foregoing, if the Parties hereto cannot agree as to the amount of the adjustment of the Service Fee(s) as provided in Section 7.1(b), the Parties shall resolve their differences in the following manner:

                 (i) Either Party may refer the adjustment of the Service Fee to arbitration by Arthur Andersen or such other accounting firm mutually acceptable to the Parties ("Arbitrator"), by giving written notice to the Arbitrator and the other Party.

                 (ii) Samsung and Fairchild shall each submit a report to the Arbitrator indicating the proposed amount of the Service Fee adjustment within two weeks after the date of the notice set forth in clause (i) above. If either Samsung or Fairchild fails to submit such a report within such period of time, the other Party's report will be automatically adopted by the Arbitrator.

                 (iii) The Arbitrator shall select the report which is closer to the Arbitrator's calculation of the adjustment within one month after the submission of the reports. The Arbitrator shall not make any modifications to the reports submitted by the Parties, but shall select one of the reports as is.

                  (iv) The Parties shall be bound by the report which is selected by the Arbitrator as the final decision as to the adjustment.

                  (v) For the avoidance of doubt, the Parties agree that all of the Services (other than the terminated Service(s)) provided pursuant to this Agreement shall continue to be provided during any arbitration hereunder, and that Fairchild shall continue to be obligated to pay the Service Fee(s), provided, however, that with respect to any Services Fees then in dispute, Fairchild shall be required to pay the lesser of the two amounts proposed by the Parties.

                 Section 10.3 Effectiveness. The Parties' obligations under this Agreement are conditioned upon the Closing, the occurrence of which is subject to various conditions set forth in the Business Transfer Agreement. This Agreement shall become operative if and when the Closing occurs and shall be null and void if this Closing does not occur for any reason.



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                 Section 10.4 Headings: Definitions. The section and article headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections or Articles contained herein mean Sections or Articles of this Agreement unless otherwise stated.

                 Section 10.5 Amendment. This Agreement may not be amended, modified, superseded, canceled, renewed or extended except by a written instrument signed by the Party to be charged therewith.

                 Section 10.6 Waiver; Effect of Waiver. No provision of this Agreement may be waived except by a written instrument signed by the Party waiving compliance. No waiver by any Party of any of the requirements hereof or of any of such Party's rights hereunder shall release the other Party from full performance of its remaining obligations stated herein. No failure to exercise or delay in exercising on the part of any Party any right, power or privilege of such Party shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege by such Party.

                 Section 10.7 Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be deemed invalid, illegal or unenforceable to any extent or for any reason, such provision shall be severed from this Agreement and the remainder of this Agreement and the application thereof shall not be affected and shall be enforceable to the fullest extent permitted by law. A provision which is valid, legal and enforceable shall be substituted for the severed provision.

                 Section 10.8 No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer on any Person other than the Parties and their respective successors or assigns any rights (including third-party beneficiary rights), remedies, obligations or liabilities under or by reason of this Agreement. This Agreement shall not provide third parties with any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to the terms of this Agreement.

                 Section 10.9 Interpretation; Absence of Presumption

                 (a) For the purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules hereto) and not to any particular provision of this Agreement, and Article, Section, paragraph and Schedule references are to the Articles, Sections, paragraphs and Schedules to this Agreement unless otherwise specified,
(iii) the word "including" and words of similar import when used in this Agreement means "including, without limitation," unless the context otherwise requires or unless otherwise specified, (iv) the word "or" shall not be exclusive, (v) provisions shall apply, when appropriate, to successive events and transactions, and (vi) all references to any period of days shall be deemed to be to the relevant number of calendar days.



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                 (b) This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted.

                  Section 10.10 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party.

                  Section 10.11 Entire Agreement. This Agreement (including agreements incorporated herein), the Business Transfer Agreement, the Confidentiality Agreement and the Schedules and Exhibits hereto contain the entire agreement between the Parties with respect to the subject matter hereof and there are no agreements, understandings, representations or warranties between the Parties other than those set forth or referred to herein.

                  Section 10.12 Relationship of the Parties. Samsung shall perform all Services hereunder as an independent contractor. This Agreement does not create a fiduciary or agency relationship between Samsung and Fairchild, each of which shall be and at all times remain independent companies for all purposes hereunder. Nothing in this Agreement is intended to make either Party a general or special agent, joint venturer, partner or employee of the other for any purpose.

                  Section 10.13 Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns; provided, however, that no Party will assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other Party, except that (i) Fairchild may assign its rights hereunder as collateral security to any bona fide financial institution engaged in acquisition financing in the ordinary course providing financing to consummate the transactions contemplated hereby or any bona fide financial institution engaged in acquisition financing in the ordinary course through which such financing is refunded, replaced or refinanced and any of the foregoing financial institutions may assign such rights in connection with a sale of Fairchild in the form then being conducted by Fairchild substantially as an entirety and (ii) Samsung and Fairchild each may assign its rights and obligations under this Agreement to any Entity that succeeds to substantially all of its assets and liabilities.

                  Section 10.14 Fulfillment of Obligations. Any obligation of any Party to any other Party under this Agreement, which obligation is performed, satisfied or fulfilled by an Affiliate of such Party, shall be deemed to have been performed, satisfied or fulfilled by such Party.

                  Section 10.15 Publicity. Neither Party shall, without the approval of the other Party, make any press release or other public announcement concerning the terms of the transactions contemplated by this Agreement, except as and to the extent that any such Party shall be so obligated by law or pursuant to a lawful request of a government agency.

                  Section 10.16 Specific Performance. The Parties acknowledge that, in view of the uniqueness of the subject matter hereof, the Parties would not have an adequate remedy at law for money damages in the event that this Agreement were not performed in accordance with its terms, and therefore agree that the Parties shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which the Parties may be entitled at law or in equity.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed on their behalf as of the date first written above.


                                         SAMSUNG ELECTRONICS CO., LTD.

                                         By: /s/ Kim Suk
                                            ---------------------------
                                         Name:
                                            ---------------------------
                                         Title:
                                            ---------------------------

                                         FAIRCHILD KOREA SEMICONDUCTOR
                                         LTD.

                                         By: /s/ Joseph R. Martin
                                             ---------------------------
                                         Name:  Joseph R. Martin
                                             ---------------------------
                                         Title: Executive Vice President
                                             ---------------------------

                                Schedule 3.1 (i)
                     Logistics Services and related support

------------------------------------------------------------------------------------------------------------------------------------
Item #                    Transitional Services                                                [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
          Onyang Logistics department shall support FKSL in sample                             [KOREAN]
  49      delivery, consistent with past practices, upon request from
  168     FKSL; provided that the sample is to be stored at Onyang main
  175     warehouse, and is for the purpose of promotion or inspection.
          Shipping costs and expenses for samples shall be charged to
          FKSL.(e.g.: DHL)
------------------------------------------------------------------------------------------------------------------------------------
  169     Samsung shall provide FKSL with support for the operations relating to               [KOREAN]
          QA out-going inspection.
------------------------------------------------------------------------------------------------------------------------------------
  170     Samsung shall issue an outgoing inspection report for a certain                      [KOREAN]
          customers specified by FKSL.
------------------------------------------------------------------------------------------------------------------------------------
  171     Onyang Logistics department shall control special-shipping-products                  [KOREAN]
          upon request from FKSL.
------------------------------------------------------------------------------------------------------------------------------------
  172     Samsung shall support FKSL in the RMA related operations and process.                [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  176     Onyang Logistics department shall control FKSL's products whose                      [KOREAN]
          shipping is banned by FKSL.
------------------------------------------------------------------------------------------------------------------------------------
  206     FKSL's expenses relating to the use of Onyang Logistics Center is                    [KOREAN]
          covered by TSA service fees.
------------------------------------------------------------------------------------------------------------------------------------
  207     Samsung shall maintain the collective insurance and road                             [KOREAN]
          transportation insurance agreements with its transportation companies.
------------------------------------------------------------------------------------------------------------------------------------
  208     Samsung shall continue to insure Onyang warehouse against fire.                      [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  209     Samsung shall maintain its transportation dispatch process.                          [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  210     Samsung shall provide repacking services upon request from FKSL.                     [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  212     Samsung shall prepare the shipping forms for FKSL. Cost and expenses                 [KOREAN]
          shall be charged to FKSL.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall provide FKSL with shipping data and relevant                           [KOREAN]
  214     reports with regard to the incoming and outgoing status of FKSL's products.
------------------------------------------------------------------------------------------------------------------------------------
  215     Criteria of other Miscellaneous works relating to logistics shall be                 [KOREAN]
          discussed between the parties.
------------------------------------------------------------------------------------------------------------------------------------
  233     Onyang, SSI, SSEG, SSEL and SAPL shall provide FKSL with warehousing                 [KOREAN]
          services.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall compensate FKSL for loss or theft, provided that                       [KOREAN]
  242     such loss or theft occur in Samsung's overseas warehouses or
          Onyang warehouse. Amount of compensation shall be consistent with the rate of insurance.
------------------------------------------------------------------------------------------------------------------------------------
          Onyang Logistics department shall maintain the existing service                      [KOREAN]
  252     contracts with transportation companies until FKSL is able to be independent from Onyang Logistics department.
------------------------------------------------------------------------------------------------------------------------------------
          In case of domestic deliveries, Onyang Logistics department shall                    [KOREAN]
          prepare the shipping order, security check slip, invoice and delivery
  253     confirmation sheet upon each delivery, and submit the delivery confirmation sheet signed by customer to FKSL. Samsung shall be responsible for damages in the event of negligence relating the above items.
------------------------------------------------------------------------------------------------------------------------------------
  254     Onyang Logistics department shall provide FKSL with the stock status                 [KOREAN]
          and shipping reports, upon request from FKSL.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall settle the issues relating to the customs clearance                    [KOREAN]
          regulation (two entities may not exist in one bonded area) in order
  299     to enable FKSL to use its bonded sector, specially authorized by customs office, at Onyang Logistics center. FKSL's bonded warehouse shall be effective as of the day after the Closing date.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall allocate 50% of the total rack capacity of Onyang                      [KOREAN TRANSLATION]
          warehouse to FKSL, and in case the maximum capacity of the 50% is
[Korean]  reached, Samsung shall notify FKSL of it. After such a notice, Samsung shall be obligated to process additional 5% (of the total rack capacity) stock only.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall present the Logistics related costs per each box                       [KOREAN]
[Korean]  processed to FKSL monthly. FKSL shall notify Samsung at least
          3 months prior to the date of termination of service.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall accept up to l0% difference in standard progress rate in               [KOREAN]
[Korean]  connection with shipping of products. Samsung shall assign up to 3 processing lines for FKSL products 3 days from the end of each month.
------------------------------------------------------------------------------------------------------------------------------------
          FKSL products shall be separately stored at Onyang warehouse. Samsung                [KOREAN]
[Korean]  shall have FKSL logo printed on the FKSL product containers that will
  300     be stored from the day after the Closing date. Onyang Logistics department shall continue to order secondary materials for FKSL, who shall issue the specifications and be charged for the costs.
------------------------------------------------------------------------------------------------------------------------------------
          Delivery contracts and system from FKSL to each business destination                 [KOREAN]
[Korean]  shall be maintained by Samsung consistent with past practice, and the costs and expenses shall be paid by FKSL.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall handle the customs clearance for FKSL, and charge FKSL                 [KOREAN]
[Korean]  for the actual costs and expenses monthly. Onyang Logistics department
  205     shall, unless there are quality or customs problem, make efforts to
  211     maintain TAT of 2 days from the date of shipping request.
  213     In case of rush delivery requested by FKSL, provided that Samsung agrees to accept such requests, Samsung shall run the shipping process on weekends or holidays.
------------------------------------------------------------------------------------------------------------------------------------
          FKSL shall be responsible for air freight.                                           [KOREAN]
[Korean]  FKSL shall be responsible for RMA relating to its own products From the day after the Closing date.
------------------------------------------------------------------------------------------------------------------------------------

                                Schedule 3.1(ii)
                     Purchasing Services and related support

------------------------------------------------------------------------------------------------------------------------------------
Item #                    Transitional Services                                                [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall support FKSL in work procedures relating to Photo-Mask                 [KOREAN]
  16      outsourcing contracts and price negotiations until FKSL makes contracts with outsourcing companies independently.
------------------------------------------------------------------------------------------------------------------------------------
  67      FKSL shall make contracts for raw materials supply with all equipment                [KOREAN]
          makers and agencies.
------------------------------------------------------------------------------------------------------------------------------------
          For 'joint-purchase' items, Samsung shall, upon request from FKSL,                   [KOREAN]
  80      support FKSL in the price contracts with suppliers and share relevant information with FKSL.
------------------------------------------------------------------------------------------------------------------------------------
  203     Samsung shall continue to purchase the non-buried layer sub-                         [KOREAN]
  305     wafers for EPI on behalf of FKSL
------------------------------------------------------------------------------------------------------------------------------------
          In support of outsourcing, SDS shall support FKSL in GLONETS, and                    [KOREAN]
  277     provide assistance in connection with L/C applications until the end of June, 1999, with its expenses paid by FKSL. (Refer to the Import
          Services Agreement)
------------------------------------------------------------------------------------------------------------------------------------
          Upon request from FKSL during the 3 years of Transitional Services,                  [KOREAN]
          Samsung shall provide information on the unit costs and the terms and
  301     conditions under the materials supply contracts. In addition, in case
          FKSL is unable to purchase a small quantity of materials, Samsung shall assist FKSL so that FKSL may be able to purchase such materials upon terms consistent with Samsung's past practices.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall provide FKSL with services relating to L/C applications,               [KOREAN]
          insurance applications and transportation, until FKSL establishes its
  303     own system, which is expected to be the end of June, 1999, pursuant to the Import Services Agreement.
------------------------------------------------------------------------------------------------------------------------------------

                                Schedule 3.1(iii)
                       Sales Resources and related support

------------------------------------------------------------------------------------------------------------------------------------
Item #                    Transitional Services                                                [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall support FKSL's business transactions with each SEC                     [KOREAN]
  225     business divisions in the way FKSL may continue to supply its products, without qualification process, by changing the name of vendor on the supplier approval sheet to FKSL.
------------------------------------------------------------------------------------------------------------------------------------
          FKSL sales personnel shall be allowed to visit domestic Samsung                      [KOREAN]
  251     offices or overseas branches and offices for business purposes;
          provided that they should obtain a long-term entrance permit from
          Samsung in advance.
------------------------------------------------------------------------------------------------------------------------------------
  259     Samsung shall produce data books for FKSL at FKSL's costs and expenses               [KOREAN]
  32      until FKSL makes its own, and distribute them to each distributor
  33      until FKSL sets up an independent shipping system.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall produce News Letters for FKSL at FKSL's costs and                      [KOREAN]
          expenses, until FKSL makes its own, and distribute them to each
  260     distributor until FKSL sets up an independent shipping system; FKSL is responsible for the content of News Letters after the Closing date.
          FKSL will pay the cost incurred in actual product.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall produce promotion materials for FKSL at FKSL's costs and               [KOREAN]
  261     expenses, until FKSL makes its own, and distribute them to each distributor until FKSL sets up all independent shipping system.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall place advertisements for FKSL in magazines and                         [KOREAN]
  262     newspaper, at FKSL's costs and expenses, until FKSL can do such activities independently.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall assist FKSL with support in making arrangements for                    [KOREAN]
  263     exhibitions and relevant promotion tools, at FKSL's costs and expenses, until FKSL can do such activities independently.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall assist FKSL with purchasing of gifts for customers, at                 [KOREAN]
  264     FKSL's costs and expenses, until FKSL can produce its own
          independently.
------------------------------------------------------------------------------------------------------------------------------------
  265     Samsung shall allow FKSL to use Samsung's Internet Home Page until                   [KOREAN]
          FKSL can set up its own Home Page
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall allow FKSL to use Samsung's rental office at Kumi and                  [KOREAN]
  Add     maintain adequate office space, provided that FKSL shall pay the expenses.
------------------------------------------------------------------------------------------------------------------------------------

                                Schedule 3.1(iv)
              Personnel Administration Services and related support

------------------------------------------------------------------------------------------------------------------------------------
Item #                    Transitional Services                                                [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall not issue a permanent entrance permission to any FKSL                  [KOREAN]
          personnel; instead, Samsung shall provide long-term entrance
  59      permission cards to FKSL personnel who are authorized by Samsung to have reason to stay at Samsung's business sites for an extended period of time
------------------------------------------------------------------------------------------------------------------------------------
          While Samsung shall support FKSL in IT relating to the ID card related               [KOREAN]
  91      systems, FKSL shall be responsible for making its own ID card as soon
  320     as possible; provided that Samsung shall allow FKSL to use existing ID cards with FKSL logo attached on them for 2 months after the Closing date.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall make efforts, by the end of February, 1999, to transfer                [KOREAN]
          its personnel to FKSL to the extent necessary for the job performance of the following areas at the present level: planning, P.R, patent,
  285     legal matter, commerce, sales control, domestic sales, overseas sales, overseas quality management, succession of overseas local employee, funding, product strategy, technology management, technology strategy, quality management, human resources planning.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall provide FKSL with information on company policies,                     [KOREAN]
  287     instructions, and electronic systems in connection with human resources management; as requested to support the PDD Business.
------------------------------------------------------------------------------------------------------------------------------------
  291     Samsung shall provide FKSL with the database and know-how                            [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          concerning employment and recruiting; as requested to support the PDD                [KOREAN]
          Business.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall make efforts to reconcile the difference between the                   [KOREAN]
  293     data kept by the Department of National Pension Management and the
          data kept by FKSL human resources department.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall provide information and materials relating to the                      [KOREAN]
  298     regulations and data concerning employee training; provided that such information does not violate Samsung's security regulations.
------------------------------------------------------------------------------------------------------------------------------------

                                 Schedule 3.1(v)
     Financial Management Services and Treasury Services and related support

------------------------------------------------------------------------------------------------------------------------------------
Item #                    Transitional Services                                                [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall transfer computer data concerning from 1994 until the                  [KOREAN]
  57      date of this Agreement accounting, accounting cost and managerial accounting cost to FKSL.
------------------------------------------------------------------------------------------------------------------------------------
  A21     Samsung shall dispatch its personnel to FKSL, upon request, for                      [KOREAN]
          instruction in sales supports and accounting.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall dispatch its personnel to FKSL, upon request, for                      [KOREAN]
  A22     instruction in corporate financial settlements at the end of each fiscal period.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall have SEC headquarters dispatch its personnel to FKSL,                  [KOREAN]
  A23     upon request, for instruction in settlement of accounts and corporate taxation at the end of each fiscal period, which Samsung shall give priority to.
------------------------------------------------------------------------------------------------------------------------------------
          FKSL shall dispatch its personnel to Samsung, on demand, for training                [KOREAN]
  A24     in the domestic asset management and operations. (2 SEC personnel already transferred to FKSL as of Mar.31,'99)
------------------------------------------------------------------------------------------------------------------------------------
          FKSL shall dispatch its personnel to Samsung, on demand, for training                [KOREAN]
          in the management of foreign exchange and overseas assets. In
  A25     addition, Samsung shall allow FKSL to continue to use the asset management system which will be optimized or modified by Samsung, if necessary, to enable FKSL to use the system in its normal operations.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          When FKSL files reports on VAT to Chonan Tax Office and all other                    [KOREAN]
  A26     statutory reporting requirements, FKSL shall be responsible for the filing, and Samsung shall provide assistance to FKSL in delivery of documents.
------------------------------------------------------------------------------------------------------------------------------------
  Add     Samsung shall maintain records of subcon-assembly services (SESS) as                 [KOREAN]
          per past practices. (e.g. : daily report and monthly report)
------------------------------------------------------------------------------------------------------------------------------------

                                Schedule 3.1(vi)
                 Employee Training Services and related support

------------------------------------------------------------------------------------------------------------------------------------
Item #                    Transitional Services                                                [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  133     Samsung shall provide necessary consultation services, if FKSL is                    [KOREAN]
          in need of recruiting of professional instructors or lectures.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall provide necessary consultation services, if FKSL is                    [KOREAN]
  134     in need of Samsung's quality control related training programs including the college of quality studies.
------------------------------------------------------------------------------------------------------------------------------------
  135     Samsung shall provide necessary consultation services, if FKSL is in                 [KOREAN]
          need of assistance in connection with employee trainings.
------------------------------------------------------------------------------------------------------------------------------------
  454     Samsung and FKSL shall cooperate in allowing each other to participate               [KOREAN]
  500     in utility related seminars; provided that the subjects of such seminars are not confidential.
------------------------------------------------------------------------------------------------------------------------------------
  495     Samsung shall provide FKSL with opportunities to attend Samsung's                    [KOREAN]
          engineers' training classes.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall allow FKSL to participate in the semiconductor                         [KOREAN]
  527     information exchange meeting hosted by the Environmental Safety Group of Kiheung plant; provided that the subjects of such meetings are not confidential information.
------------------------------------------------------------------------------------------------------------------------------------
  528     Samsung shall provide FKSL with opportunities to attend Samsung's                    [KOREAN]
          training classes relating to environmental safety.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall allow FKSL to participate in the meetings of the                       [KOREAN]
  534     environment protection technology studies, once a month, hosted by the
  489     E-CIM Team of the Central Research Center; provided that the subjects of such meetings are not confidential.
------------------------------------------------------------------------------------------------------------------------------------

                               Sechedule 3.1(vii)
                      Payroll Services and related support

Samsung shall provide ongoing payroll administrative services for any changes to PDSS database until PDSS moves to Puchon server (such as pay increases and benefits coverage changes).

                               Schedule 3.1(viii)
                      Travel Services and related support


                                 None available

                                Schedule 3.1(ix)
         Intellectual Property Maintenance Services and related support

------------------------------------------------------------------------------------------------------------------------------------
Item #                    Transitional Services                                                [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
          With respect to the patent applications, Samsung shall support FKSL in               [KOREAN]
  421     the relevant tasks until FKSL can carry out such tasks; provided, however, the support shall be limited to provision of the Patent search system in support of FKSL's patent applications.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung and FKSL shall allow each other to have access to the                        [KOREAN]
  451     patent information; provided that such information is not
          confidential.
------------------------------------------------------------------------------------------------------------------------------------

                                 Schedule 3.1(x)
                   Export/Import Services and related support

------------------------------------------------------------------------------------------------------------------------------------
Item #                    Transitional Services                                                [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall continue to provide FKSL with services relating to L/C                 [KOREAN]
          negotiation, shipping and sales accounting operations for 6 months from the Closing, subject to a one-time extension of 3 additional
  58      months after the expiration of the initial period, if necessary;
          provided, however, FKSL shall inform Samsung if FKSL intends to terminate such services from Samsung before the expiration of said 6 month service period.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall support FKSL in arrangements for the invoice, P/L,                     [KOREAN]
  219     transaction details, logo of tax statement of account, business registration number, and the company name registration; provided, however, FKSL shall make arrangements for its own document forms.
------------------------------------------------------------------------------------------------------------------------------------
          Fairchild shall proceed with obtaining EDI ID approval, and Samsung                  [KOREAN]
  220     shall continue to support FKSL in EDI related operations including bank reports. (1 person in charge of EDI operation has already been transferred to FKSL)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall provide FKSL with services concerning foreign exchange                 [KOREAN]
          related tasks, consistent with the Foreign-exchange Management
          Services Agreement, as follows:
          1) FKSL shall make arrangements for reporting documents.
  239     2) Samsung shall carry out registrations and routine tasks.
          3) Samsung shall make contracts with outsourcing companies consistent with past practices, and shall discuss with FKSL in case the rates should change.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung has transferred to FKSL one employee in charge of shipping                   [KOREAN]
  258     operations, who will be responsible for the shipping related tasks of
          FKSL.
------------------------------------------------------------------------------------------------------------------------------------

                                Schedule 3.1(xi)
                  Risk management services and related support

------------------------------------------------------------------------------------------------------------------------------------
Item #                    Transitional Services                                                [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
          Samsung and FKSL shall cooperate with each other in connection with
  440     visits to plants and exchange of information.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall share with FKSL the information on the standard                        [KOREAN]
  441     registration of Electricity Group, consistent with Samsung's QA policy, provided that such information concerns System LSI or general work instructions.
------------------------------------------------------------------------------------------------------------------------------------
  442     Samsung shall share with FKSL the energy related information.                        [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  443
  444     Samsung and FKSL shall share the information on construction or                      [KOREAN]
  457     installation of the clean-room; provided that such information is
  461     limited to general System LSI facility technologies.
------------------------------------------------------------------------------------------------------------------------------------
  445     Samsung shall share with FKSL the status of electric facilities.                     [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  446     Samsung shall share with FKSL the data on automatic control equipment.               [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  447     Samsung shall share with FKSL the application data on electric                       [KOREAN]
          facilities.
------------------------------------------------------------------------------------------------------------------------------------
  448     Samsung shall share with FKSL the technical data concerning facility                 [KOREAN]
          management.
------------------------------------------------------------------------------------------------------------------------------------
  449     Samsung shall share with FKSL TPM related data.                                      [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  450     Samsung shall share with FKSL the excellent examples of improvement.                 [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  452     Samsung shall share with FKSL the technical data concerning utility                  [KOREAN]
          facilities.
------------------------------------------------------------------------------------------------------------------------------------
  453     Samsung shall share with FKSL the examples of accidents concerning                   [KOREAN]
          plant operations.
------------------------------------------------------------------------------------------------------------------------------------
  455     Samsung shall share with FKSL examples of energy conservation and                    [KOREAN]
          relevant data.
------------------------------------------------------------------------------------------------------------------------------------
  456     Samsung shall provide specifications of clean-rooms to FKSL shall                    [KOREAN]
  501     be pursuant to the policy agreed between QA departments of both parties.
------------------------------------------------------------------------------------------------------------------------------------
  458     Samsung shall share with FKSL the technical information concerning                   [KOREAN]
          FFU, AHU, Air Comp., static electricity removal, ventilation system.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall share with FKSL the technical information  concerning                  [KOREAN]
  459     EYE LID PANEL, CLN VACUUM, CLN PVC pipe arrangements, GLN DI pipe arrangements.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall share with FKSL the technical information concerning EYE               [KOREAN]
  460     LID PANEL, CLN VACUUM, CLN PVC pipe arrangements, CLN DI pipe arrangements.
------------------------------------------------------------------------------------------------------------------------------------
  462     Samsung shall share with FKSL the specifications of facilities                       [KOREAN]
          concerning repair, manufacturing, installation.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall share with FKSL the information on disaster                            [KOREAN]
  463     prevention, self-detection, design of automatic fire-extinguishing equipment, construction inspection and ZONE AHU.
------------------------------------------------------------------------------------------------------------------------------------
  464     Samsung shall share with FKSL the information on freezer technology.                 [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  465     Samsung shall share with FKSL the specifications of the temperature                  [KOREAN]
          and humidity modulators.
------------------------------------------------------------------------------------------------------------------------------------
  466     Samsung shall share with FKSL the examples of accident concerning                    [KOREAN]
          environment, safety, health, disaster prevention.
------------------------------------------------------------------------------------------------------------------------------------
  467     Samsung shall share with FKSL the managerial strategies concerning                   [KOREAN]
          environment, safety and health.
------------------------------------------------------------------------------------------------------------------------------------
  468     Samsung shall allow FKSL to receive consultation, along with Samsung,                [KOREAN]
          concerning disaster prevention, safety, building structure diagnosis.
------------------------------------------------------------------------------------------------------------------------------------
  469     Samsung shall share with FKSL the information on radiation treatment,                [KOREAN]
  525     disaster prevention, and dangerous machinery.
------------------------------------------------------------------------------------------------------------------------------------
  470     Samsung shall share with FKSL the data relating to the analysis                      [KOREAN]
          technology seminars.
------------------------------------------------------------------------------------------------------------------------------------
  471     Samsung shall share with FKSL the data and information relating to                   [KOREAN]
          PSM, ISO and BS.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall give a notice to FKSL of errors detected in the                        [KOREAN]
  472     inspections by governmental authorities, in connection with health and safety, if there are any, and share with FKSL the relevant information.
------------------------------------------------------------------------------------------------------------------------------------
  474     Samsung shall provide FKSL with materials safety health data.                        [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall have the technical advisors of its affiliates                          [KOREAN]
  475     maintain the support for FKSL in consultation concerning safety and disaster prevention.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall provide FKSL with SPEED, which is a LCA support software               [KOREAN]
  476     developed by E-CIM team, SDS central research center, provided that such software concerns general environmental evaluations.
------------------------------------------------------------------------------------------------------------------------------------
  480     Samsung shall provide FKSL with GMIS, a green management program                     [KOREAN]
          software developed by SDS's environment safety group at Kiheung Plant.
------------------------------------------------------------------------------------------------------------------------------------
  481     Upon request of FSKL, Samsung shall support FKSL in modification or                  [KOREAN]
          upgrade of GMIS.
------------------------------------------------------------------------------------------------------------------------------------
  477     Samsung shall provide FKSL with LCA related information and                          [KOREAN]
  478     technology, once a week, developed by E-CIM team, Central Research
  479     Center.
------------------------------------------------------------------------------------------------------------------------------------
          Upon FKSL's request for environmental analyses of the products from                  [KOREAN]
  483     FKSL plant, Samsung shall provide FKSL with the collective analysis service.
------------------------------------------------------------------------------------------------------------------------------------
  484     Samsung shall provide FKSL with information relating to CFC.                         [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  485     Samsung shall provide FKSL with information published by Samsung Earth               [KOREAN]
          Environment Research Center.
------------------------------------------------------------------------------------------------------------------------------------
  488     Samsung shall provide FKSL with environmental information which the                  [KOREAN]
  533     Technology Strategic Group of the Central Research Center provides to
          Samsung affiliates.
------------------------------------------------------------------------------------------------------------------------------------
  490     Samsung shall assist FKSL in permits or approvals from government                    [KOREAN]
          offices including KEPCO.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall allow FKSL to use Samsung's non-utilized facilities, for               [KOREAN]
  491     which FSKL shall be charged, or transfer such non-utilized facilities to FKSL at the price pursuant to asset values.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall allow FKSL to use Samsung's spare parts, including the                 [KOREAN]
  492     ones for environmental facilities, for which FSKL shall be charged, or
  497     transfer such spare parts to FKSL at the price pursuant to asset values.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall make efforts to allow FKSL to use Samsung's measuring                  [KOREAN]
  493     equipment, including ones for environmental safety, if and when
  499     necessary and provided such equipment shall remain the property of
          Samsung.
------------------------------------------------------------------------------------------------------------------------------------
  494     Samsung shall provide FKSL with managerial data on the third party                   [KOREAN]
          contractors that have price related contracts with Samsung.
------------------------------------------------------------------------------------------------------------------------------------
  496     Samsung and FKSL shall exchange the data on any disorder in                          [KOREAN]
          electricity provided by KEPCO.
------------------------------------------------------------------------------------------------------------------------------------
  498     Samsung shall allow FKSL to visit the machinery rooms in the utility                 [KOREAN]
          related facilities for the purpose of study.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall allow FKSL to use Samsung's precision measuring                        [KOREAN]
  502     instrument, if and when necessary; provided that such instrument is movable, provided that such property shall remain the property of
          Samsung.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall allow FKSL to use Samsung's tools and equipment, if and                [KOREAN]
  503     when necessary; provided that such tools and equipment are movable, provided that such property shall remain the property of Samsung.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall allow FKSL to use Samsung's industrial materials such as               [KOREAN]
  504     PVC piping, electrical back panels and similiar materials that FKSL needs, and FKSL shall be charged for such materials.
------------------------------------------------------------------------------------------------------------------------------------
  505     In case Samsung needs to dispose of its non-utilized facilities,                     [KOREAN]
          Samsung shall give FKSL first priority to purchase such
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          facilities.
------------------------------------------------------------------------------------------------------------------------------------
  506     Samsung shall provide FKSL with data relating to construction.                       [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall provide FKSL with data on the unit price in the                        [KOREAN]
  507     contracts concerning painting work, partitioning, dredging, plastering, waterproofing.
------------------------------------------------------------------------------------------------------------------------------------
  508     Samsung shall provide FKSL with data relating to the labor services                  [KOREAN]
          contracts and operations with labor service companies.
------------------------------------------------------------------------------------------------------------------------------------
  513     Samsung shall allow FKSL to use Samsung's oxygen density measuring                   [KOREAN]
          equipment, if and when necessary.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall allow FKSL to use Samsung's measuring device for                       [KOREAN]
  514     electromagnetic wave, if and when necessary, provided that such property shall remain the property of Samsung.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall allow FKSL to use Samsung's individual sample collecting               [KOREAN]
  515     devices, if and when necessary, provided that such property shall remain the property of Samsung..
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall allow FKSL to use Samsung's endoscope for observation                  [KOREAN]
  516     of ducts, if and when necessary, provided that such property shall remain the property of Samsung.
------------------------------------------------------------------------------------------------------------------------------------
  518     Samsung shall provide data concerning environmental safety technology                [KOREAN]
          upon request from FKSL.
------------------------------------------------------------------------------------------------------------------------------------
  519     Samsung shall provide assistance to FKSL in connection with the public               [KOREAN]
          relations with government authorities and share relevant information.
------------------------------------------------------------------------------------------------------------------------------------
  521     Samsung shall perform sanitation analysis (IC, GC-MASS), upon request                [KOREAN]
          from FKSL.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall allow FKSL to use Samsung's container level measuring                  [KOREAN]
  522     devices, upon request from FKSL, provided that such property shall remain the property of Samsung.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall allow FKSL to use Samsung's portable container-                        [KOREAN]
  523     level-measuring devices, upon request from FKSL, provided that such property shall remain the property of Samsung.
------------------------------------------------------------------------------------------------------------------------------------
  524     Samsung shall continue to provide FKSL with HF ointment, upon request                [KOREAN]
          from FKSL.
------------------------------------------------------------------------------------------------------------------------------------
  526     Environmental Safety Group of Kiheung plant shall reflect FKSL's                     [KOREAN]
          opinion to the green-management system program.
------------------------------------------------------------------------------------------------------------------------------------
          1. Meetings or conferences in connection with environmental safety,                  [KOREAN]
             TPM, facility studies, in which FKSL personnel participate, shall be subject to the visitor control regulation of Samsung.
[Korean]
          2. Delivery of all documents, including utility status and technical information is subject to the security regulation of Samsung.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall provide FKSL with LCC related information and                          [KOREAN]
  A15     technology, once a week, that are expected to be developed by E-CIM
  A16     team, Central Research Center.
------------------------------------------------------------------------------------------------------------------------------------
  A19     Samsung shall provide FKSL with information relating to MINI SCRUBBER;               [KOREAN]
          provided that such information is relevant to FKSL business.
------------------------------------------------------------------------------------------------------------------------------------
          Kiheung plant shall allow FKSL to use the measuring equipments for                   [KOREAN]
  A20     environmental assessment; provided that FKSL should not unreasonably disturb Kiheung plant in its ordinary course of business.
------------------------------------------------------------------------------------------------------------------------------------

                               Schedule 3.1(xii)
              Insurance administration services and related support

------------------------------------------------------------------------------------------------------------------------------------
Item #                    Transitional Services                                                [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall maintain the current fire insurance policy that covers                 [KOREAN]
          FKSL plant until the end of July 1999, and shall make efforts to have
          FKSL remain on the policy when Samsung enters into the new contract,
  509     commencing August, 1999, with Samsung Fire Insurance Co.; provided that FKSL shall be charged for its own premium. In case FKSL fails to remain on the insurance policy of Samsung, Samsung shall make efforts to help FKSL make its own fire insurance contract with Samsung Fire
          Insurance Co. at the same rate of premium as Samsung.
------------------------------------------------------------------------------------------------------------------------------------

                               Schedule 3.1(xiii)
                    Immigration services and related support

------------------------------------------------------------------------------------------------------------------------------------
Item #                    Transitional Services                                                [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall support FKSL personnel in their overseas activities by                 [KOREAN]
  241     allowing FKSL's overseas resident personnel to continue to use the
  245     passports with Samsung's commercial visa for 30 days after the Closing date.
------------------------------------------------------------------------------------------------------------------------------------
          FKSL shall enter into its own contracts for housing and vehicle lease                [KOREAN]
  243     for FKSL's overseas resident employees. Samsung shall continue to support this for 30 days after Closing.
------------------------------------------------------------------------------------------------------------------------------------

                                Schedule 3.1(xiv)
          Research and development, quality assurance and test services

------------------------------------------------------------------------------------------------------------------------------------
Item #                    Transitional Services                                                [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
          With regard to the actual set testing at Onyang plant and                            [KOREAN]
          subcontractors' manufacturing sites, Samsung QA department shall
  4       discuss with FKSL how to establish network through which Samsung can provide feed- back information on the testing results and data to
          FKSL.
------------------------------------------------------------------------------------------------------------------------------------
  5       Samsung shall allow FKSL to use the analysis equipment owned by                      [KOREAN]
          Kiheung plant.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall transfer to FKSL the technical data relating to patents                [KOREAN]
  8       and technologies of analog cell; provided that such information is relevant to FKSL business.
------------------------------------------------------------------------------------------------------------------------------------
          Standard of assorting technical documents that are subject to transfer               [KOREAN]
  9       to FKSL shall be determined by the nature of business, not by the
  420     engineer who made the document. Samsung shall transfer to FKSL such technical documents that belong to FKSL as of the Closing date.
------------------------------------------------------------------------------------------------------------------------------------
  10      Samsung shall transfer to FKSL the data cartridge that contain the                   [KOREAN]
          data on power devices being produced by FKSL.
------------------------------------------------------------------------------------------------------------------------------------
  11      Kiheung QA department shall provide FKSL with reliability testing                    [KOREAN]
  47      services if and when FKSL is incapable of performing such an analysis for certain technical items.
------------------------------------------------------------------------------------------------------------------------------------
  12      By transferring database relating to power devices to FKSL, Samsung                  [KOREAN]
          shall stop allowing FKSL to use LIB registerred in LMS.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  14      Samsung shall transfer CELL LIB to FKSL; provided that the CELL LIB is               [KOREAN]
          relevant to FKSL business.
------------------------------------------------------------------------------------------------------------------------------------
  17      Samsung shall license FKSL to use the CAE inhouse tools for                          [KOREAN]
          manufacturing masks.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall make efforts to help FKSL enter into its own maintenance               [KOREAN]
  20      contracts concerning CAE hardware and software with the same terms and conditions as Samsung.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall transfer to FKSL the database files on all CAE related                 [KOREAN]
  22      data before the Closing date; provided that such information is relevant to FKSL business.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall transfer to FKSL the database files on the database                    [KOREAN]
          relating to the PD products kept by CAE, and provide FKSL with CELL
  23      LIB of STD60 and STD70; provided that such data should be used in FKSL plant only, and that the application is confined to the development of
          BCDMOS.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall transfer to FKSL the BCDMOS Rule File                                  [KOREAN]
  24      Generation(SDA4/SDG3); the database files shall be transferred prior to the Closing date.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall assist FKSL in following tasks: Establishing logic in                  [KOREAN]
          connection with development costs, collective management of data, transfer of expenses through distribution, calculation of expenses for
  26      MASK, FAB, PKG, CAE, and other development, settlement of accounts and distribution in labor costs, system set-up and attendant training, upgrade of database master; provided that such services shall be provided until the Closing date.
------------------------------------------------------------------------------------------------------------------------------------
  28      Samsung shall transfer to FKSL library documents relating to BCDMOS                  [KOREAN]
  29      products in database format.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  30      Samsung shall transfer to FKSL LMS DATA (including SCHEMATIC, LAYOUT,                [KOREAN]
          INFORMATION RULE FILES (DRC, LVC)
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall transfer to FKSL all technical documents relating to                   [KOREAN]
  35      power devices, prior to the Closing date. Samsung shall not give FKSL access to Kiheung library.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall transfer to FKSL historical information on the contracts               [KOREAN]
  41      relating to power device technology as well as data relating to power device business.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall provide FKSL with analysis services, making use of                     [KOREAN]
  45      analysis facilities in Kiheung plant, if and when FKSL is incapable of performing analysis for certain technical items.
------------------------------------------------------------------------------------------------------------------------------------
  51      Samsung shall transfer to FKSL some measuring equipment being used by                [KOREAN]
          Media engineering department after consultation with FKSL.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall provide FKSL with work history, historical data and                    [KOREAN]
          training, (i) in terms of tasks that have been supported by Kiheung
  52      and FKSL is incapable of performing(e.g.: planning, technology management, technology planning, patent management), before the
          Closing date, and (ii) after the Closing date, in case FKSL will not be ready for such tasks by then.
------------------------------------------------------------------------------------------------------------------------------------
  62      Upon request from FKSL, Samsung shall support FKSL in the test and                   [KOREAN]
          split in connection with EPI process.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung (Onyang Assembly & TEST) shall provide FKSL with samples, upon               [KOREAN]
  64      request, in case FKSL is in need of such samples for the purpose of the inspection on the new products or evaluation of the changes in process.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  66      Samsung shall give FKSL access to the technology reports of the LSI                  [KOREAN]
          products manufactured on an OEM basis.
------------------------------------------------------------------------------------------------------------------------------------
  68      Samsung shall continue to support FKSL in optimization of equipment,                 [KOREAN]
  85      upon request from FKSL, consistent with past practices.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall have FKSL participate in the audits for raw material                   [KOREAN]
  69      makers and secondary material makers, Samsung shall share the audit reports with FKSL, if necesarry; provided that such materials are being used by FKSL.
------------------------------------------------------------------------------------------------------------------------------------
  70      Samsung shall provide FKSL with the incoming inspection services for                 [KOREAN]
          cleaning utilities.
------------------------------------------------------------------------------------------------------------------------------------
  71      Samsung shall provide FKSL with qualification service for the new                    [KOREAN]
  72      specifications or suppliers relating to the cleaning tools within about 30 days from the date of request.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall provide FKSL with the pollution analysis for the                       [KOREAN]
  73      cleaning tools and other environmental matters, within about 15 days--average term of works in 1998--from the date of request.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall give FKSL a lease on the portable cleaning measurement                 [KOREAN]
  74      equipment, upon request; provided that FKSL shall be responsible for repair or compensation of damage in case FKSL causes any damages during use.
------------------------------------------------------------------------------------------------------------------------------------
          FKSL shall make its own contracts, separately from Samsung, for the                  [KOREAN]
  75      maintenance of its PMS facilities; provided that Samsung shall make efforts to provide FKSL with relevant information on the costs and technical matters.
------------------------------------------------------------------------------------------------------------------------------------
          FKSL shall make its own contracts, separately from Samsung, for the                  [KOREAN]
  76      maintenance of its HIAC and ROYCO; provided that Samsung shall make efforts to provide FKSL with the relevant information on the costs and technical matters.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          FKSL shall make its own contracts, separately from Samsung, for the                  [KOREAN]
  78      maintenance of its Microscopr and Autoloader; provided that Samsung shall make efforts to provide FKSL with the relevant information on the costs and technical matters.
------------------------------------------------------------------------------------------------------------------------------------
  79      Samsung shall provide FKSL with the old or unsalable parts at the                    [KOREAN]
          remaining book value.
------------------------------------------------------------------------------------------------------------------------------------
  81      Samsung shall allow FKSL to use the spare parts at Kiheung plant                     [KOREAN]
  195     in emergency cases.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall allow FKSL to use Samsung's portable measuring equipment               [KOREAN]
  82      for special purpose; provided that FKSL shall be responsible for repair or compensation of damage in case FKSL causes any type of damage in use.
------------------------------------------------------------------------------------------------------------------------------------
          FKSL shall make its own contracts, separately from Samsung, for the                  [KOREAN]
  83      maintenance of its facilities; provided that Samsung shall make efforts to provide FKSL with the relevant information on the costs and technical matters.
------------------------------------------------------------------------------------------------------------------------------------
  84      Samsung shall grant FKSL a preferred purchase right, at the                          [KOREAN]
  194     remaining book value, in case Samsung intends to sell the non-
          utilized equipment in Kiheung plant.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall continue to support FKSL in optimization of the                        [KOREAN]
  85      thin-film reference set and the film thickness standard sample for the correction and measurement of the thin-film equipment, upon request from FKSL, consistent with past practices.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall continue to support FKSL in optimization (0.2 um~4.9um)                [KOREAN]
  86      of the standard sample for the correction of absolute contamination level, upon request from FKSL, consistent with past practices.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall continue to support FKSL in optimization of the standard               [KOREAN]
  87      micro scale in terms of regular correlation, upon request from FKSL, consistent with past practices.
------------------------------------------------------------------------------------------------------------------------------------
  88      Samsung shall continue to support FKSL in optimization of the RF Watt                [KOREAN]
          meter, upon request from FKSL, consistent with past practices.
------------------------------------------------------------------------------------------------------------------------------------
  89      Samsung shall continue to support FKSL in optimization of the MFC, MFC               [KOREAN]
          calibrator, upon request from FKSL, consistent with past practices.
------------------------------------------------------------------------------------------------------------------------------------
          FKSL shall make its own contracts, separately from Samsung, for the                  [KOREAN]
          maintenance of its automatic conveyance system made by Dai-ich;
  90      provided, however, Samsung shall make efforts to provide FKSL with the relevant information on the costs and technical matters.
------------------------------------------------------------------------------------------------------------------------------------
  93      FKSL shall keep the technical documents and data relating to the power               [KOREAN]
          devices.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall support FKSL in the services relating to the abnormal                  [KOREAN]
  94      lots detected by Onyang QC department, that shall carry on the attendant works. In addition, Samsung shall provide FKSL with the work reports at each phase of process.
------------------------------------------------------------------------------------------------------------------------------------
          In case the Samsung detects low-yields or abnormal lots out of FKSL's                [KOREAN]
          products during the final test, Samsung shall have such lots processed pursuant to Onyang's regulation and past practices, and Samsung shall
  95      notify FKSL of the details of the problem occurred by listing them on
          MAGICS and sending the samples to FKSL. In addition, Samsung shall provide FKSL with information on assembly, test and production, provided that such information is relevant ro FKSL business.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  96
  97
  98
  99      Samsung shall transfer related services to FKSL related to the                       [KOREAN]
  102     transfer of one employee of Kiheung System LSI QA to FKSL for the
  111     quality control tasks of FKSL.
  130
  179
------------------------------------------------------------------------------------------------------------------------------------
  100     Samsung shall transfer to FKSL the standard specifications relating to               [KOREAN]
          FKSL products that are subject to outsourcing manufacture.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall transfer to FKSL the quality reports and other                         [KOREAN]
  101     significant documents relating to FKSL's IC products that are subject to outsourcing manufacture.
------------------------------------------------------------------------------------------------------------------------------------
  103     Samsung shall notify FKSL of the changes in assembly process and                     [KOREAN]
          reliability tests made by Onyang plant.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall give FKSL access to the analysis equipment at Analysis                 [KOREAN]
  104     Technology team, Kiheung LSI QA department, and shall provide analysis data upon request from FKSL.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall provide SKSL with SK92 tester ZIG and support FKSL in                  [KOREAN]
  105     the correlation work. In case F/T program should change, Samsung shall discuss with FKSL.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall conduct retest (e.g. putting the TAPING materials into                 [KOREAN]
          the TUBE after TAPING removal), in case quality problems are found
  106     with the RMA returned materials and stocks at Onyng warehouse. Samsung shall inform FKSL of the results of the restest and send defective samples to FKSL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          The sample of the products on which the final test cannot be processed               [KOREAN]
          because FKSL does not have the final test program or final test JIG
  107     shall be sent to Onyang, and Onyang Test Technology department shall perform the final test and send the test results to FKSL in the form of a file through e-mail, such as SINGLE.
------------------------------------------------------------------------------------------------------------------------------------
          In case inspection in actual set before stocking is needed to reduce                 [KOREAN]
          the customer defect rate of FKSL products for which the final test is
  109     conducted at Onyang, Onyang QA and Test department shall conduct the actual set test in accordance with the sampling plan submitted by FKSL and send the results to FKSL after the test.
------------------------------------------------------------------------------------------------------------------------------------
          Onyang Test department shall retest FKSL's products, when abnormal                   [KOREAN]
  110     lots are detected, and send FKSL the test result and defective samples upon request from FKSL.
------------------------------------------------------------------------------------------------------------------------------------
  138     Onyang QA shall support FKSL in the actual set test and electric                     [KOREAN]
          characteristics tests, and shall send FKSL the test result and data.
------------------------------------------------------------------------------------------------------------------------------------
  139     Onyang QA shall conduct incoming inspection on outsourced                            [KOREAN]
          semi-manufactured goods for FKSL.
------------------------------------------------------------------------------------------------------------------------------------
  140     Onyang QA shall conduct the incoming inspection on raw materials for                 [KOREAN]
  141     FKSL; provided that such inspection services will be provided before
  142     FKSL's outsourcing companies are ready for performing such inspection.
------------------------------------------------------------------------------------------------------------------------------------
          In case FKSL requests Samsung to perform ESD test, Samsung shall make                [KOREAN]
  143     efforts to comply with such request within reasonable period of time;
          provided, however, Samsung does guarantee FKSL a certainty in its response time.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          In case FKSL requests Samsung to perform IR reflow, Samsung shall make               [KOREAN]
  144     efforts to comply with such request within reasonable period of time;
          provided, however, Samsung does guarantee FKSL a certainty in its response time.
------------------------------------------------------------------------------------------------------------------------------------
          In case FKSL requests Samsung to perform TC (Temperature Cycle),                     [KOREAN]
  145     Samsung shall make efforts to comply with such request within reasonable period of time; provided, however, Samsung does guarantee
          FKSL a certainty in its response time.
------------------------------------------------------------------------------------------------------------------------------------
          In case FKSL requests Samsung to perform Surge Test, Samsung shall                   [KOREAN]
  146     make efforts to comply with such request within reasonable period of time; provided, however, Samsung does guarantee FKSL a certainty in its response time.
------------------------------------------------------------------------------------------------------------------------------------
  147     Onyang QA department shall allow FKSL to use the reliability equipment               [KOREAN]
          in case of changes in Samsung's assembly process
------------------------------------------------------------------------------------------------------------------------------------
  150
  ~       Samsung shall support FKSL in terms of overseas QA services; provided                [KOREAN]
  154     that such services will be confined to the transmission of customer
  249     claims between Samsung overseas branches and FKSL.
------------------------------------------------------------------------------------------------------------------------------------
  155     Samsung shall transfer to FKSL the data relating to the past claims                  [KOREAN]
  156     and customer complaints in connection with FKSL products.
------------------------------------------------------------------------------------------------------------------------------------
  162     Samsung shall transfer to FKSL the data relating to the past RMA cases               [KOREAN]
          in connection with FKSL products.
------------------------------------------------------------------------------------------------------------------------------------
          In connection with provision of Dolphins, Samsung shall transfer to                  [KOREAN]
  164     FKSL the specification files which have been used as standards of FKSL business.
------------------------------------------------------------------------------------------------------------------------------------
          Dolphin related specification data omitted at the time of transfer or                [KOREAN]
  165     approved of by Samsung shall be transferred to FKSL by Samsung for 3 years from the Closing date.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  177     Samsung shall transfer to FKSL the data relating to the past PCN in                  [KOREAN]
          connection with FKSL products.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall continue to provide FKSL with analysis of the items such               [KOREAN]
  199     as WAFER/CHEMICAL/GAS etc., upon FKSL's request to Kiheung analysis team, and share the evaluation results of the qualification and analysis of the new suppliers or materials.
------------------------------------------------------------------------------------------------------------------------------------
  201     Samsung shall maintain and improve the existing reporting system for                 [KOREAN]
          the reliability tests concerning Maverick Lot for FKSL.
------------------------------------------------------------------------------------------------------------------------------------
          In order to enable FKSL outsourcing management team to perform the                   [KOREAN]
          business related to the unit cost contract for the existing IC
  269     outsourcing product, Samsung shall provide FKSL with the data relating to the existing contracts and the results of the unit cost negotiation for 1999.
------------------------------------------------------------------------------------------------------------------------------------
          As outsourcing operations relating to the IC products are gradually                  [KOREAN]
          transferred to FKSL, Onyang production management team shall (I)
          summarize the status of PD products currently managed by it and
  270     transfer it along with all other relevant information to FKSL, and
          (ii) transfer the IC outsourcing operation to FKSL in accordance with the schedule agreed between the parties.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall continue to provide the transportation service for FKSL                [KOREAN]
  271     products, consistent with past practices, between Onyang warehouse and outsourcing companies.
------------------------------------------------------------------------------------------------------------------------------------
          FKSL outsourcing management team shall be responsible for all                        [KOREAN]
          outsourcing related businesses of its own products; provided that
  281     Samsung shall make efforts to help FKSL to enter into contracts with outsourcing companies, in terms of service price, with the same terms and conditions as before.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall provide training so that FKSL can establish its own                    [KOREAN]
  282     operation and maintain its own system for handling the expenses incurred by running outsourcing system; provided that FKSL shall be responsible for the management and accounting relating to such expenses.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall allow FKSL to use the software such as HSPICE, BASECAMP,               [KOREAN]
  408     OSA, PACMAN, SABER, OPUS, DRACULAR, which are required for
          EWS(Engineer Work Station); provided, however, FKSL shall be responsible for the costs and expenses.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall allow FKSL an access to the analysis equipment at                      [KOREAN]
  409     Kiheung plant, in case FKSL does not have the analysis equipment required for its business. (e.g.: TEM, TXRF, XRD, AES, AAS & ESCA).
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall provide FKSL with incoming inspection service for                      [KOREAN]
  411     raw materials and subsidiary materials for packages; provided that such materials are package development materials.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall continue to conduct simulations for FKSL's package                     [KOREAN]
  412     development; provided that the TAT for such services shall be pursuant to past practices of the package development team of Samsung.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall cooperate with FKSL in the simulation or analysis for                  [KOREAN]
  413     technical activities, upon request from FKSL to the Kiheung or Onyang plant of Samsung.
------------------------------------------------------------------------------------------------------------------------------------
  415     Kiehung shall support FKSL in the material characteristics analysis                  [KOREAN]
          for packages.
------------------------------------------------------------------------------------------------------------------------------------
  416     FKSL shall take the lead in development of packages or lead frames,                  [KOREAN]
  417     new process if and when such activities should be performed at Onyang
  418     production lines, and FKSL may utilize Onyang lines pursuant to the standards and rules applied to other outsourcing companies.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  419     Samsung shall provide FKSL, as required, with the information relating               [KOREAN]
          to process renovation.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall provide FKSL with training service for the simulation                  [KOREAN]
  425     engineers; provided that FKSL shall be responsible for the set-up of simulation system and recruiting of personnel for simulation and its development.
------------------------------------------------------------------------------------------------------------------------------------
          The Purchased Software among the CAD Tool Software (paragraph 5 of the               [KOREAN]
          Excluded Assets) shall not be transferred to FKSL; however, Samsung shall make efforts to help FKSL make contacts with the suppliers so that FKSL may obtain same terms and conditions enjoyed by Samsung.

          Samsung shall license FKSL to use the Home Grown Software among the                  [KOREAN]
  426     CAD Tool Software (paragraph 5 of the Excluded Assets), including
  427     Gremlin, RFG, CubicArc, and CubicBuild; provided that FKSL should use
  428     such software for internal use only, and FKSL shall be charged for the upgrade of Cubic home grown software, if and when necessary.

          Samsung shall provide FKSL's CAE personnel with training service                     [KOREAN]
          concerning operation of such software, pursuant to the standards and rules applied to the supports in patent matters; provided, however,
          FKSL shall be responsible for the expenses.
------------------------------------------------------------------------------------------------------------------------------------
          FKSL shall maintain the contract with Kukdong concerning WIN92                       [KOREAN]
  430     project, and Kukdong shall be responsible for the remaining issues in connection with the project.
------------------------------------------------------------------------------------------------------------------------------------
  432     Samsung shall pay FKSL for maintenance service concerning Z400, at                   [KOREAN]
          cost, which FKSL provided to Suzhou plant, if and when necessary.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall transfer to FKSL the ownership of JIG and relevant                     [KOREAN]
  433     programs currently used by the outsourcing companies in connection with production of FKSL product.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall share with FKSL the information on outsourcing                         [KOREAN]
  434     management such as product information files  and statistical analysis tool packages; provided, however, such information concerns FKSL products.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung and FKSL shall exchange JIG and CAD files, consistent with                   [KOREAN]
  435     past practices: Onyang plant shall provide FKSL with PD related JIG and CAD files, while FKSL shall provide Kiheung plant with System LSI related JIG and CAD files.
------------------------------------------------------------------------------------------------------------------------------------
  436     Samsung shall support FKSL in production of Epoxy type probe cards,                  [KOREAN]
  180     with historical TAT; FKSL shall provide Samsung with Blade type probe cards. (Epoxy type:Samsung -> FKSL; Blade type: FKSL -> Samsung)
------------------------------------------------------------------------------------------------------------------------------------
          FKSL shall be responsible for the expenses relating to the maintenance               [KOREAN]
          and production of probe cards required for the Foundry service for
  437     Samsung; provided, however, Samsung shall provide FKSL with probe cards for the new products at Samsung's expenses, consistent with past practices.
------------------------------------------------------------------------------------------------------------------------------------
  438     Samsung shall allow FKSL to use for 3 years 3 units of A360 and 6                    [KOREAN]
          units of EG2001X PROBER which are Samsung's property.
------------------------------------------------------------------------------------------------------------------------------------
          Samsung shall provide FKSL with the Onyang plant's final test data on                [KOREAN]
  A14     FKSL's products, upon request from FKSL, in case such data relate to
          FKSL's mass production, improvement of products, or new products running in Onyang plant.
------------------------------------------------------------------------------------------------------------------------------------

                                Schedule 3.1(xv)
                         Information Technology Services

------------------------------------------------------------------------------------------------------------------------------------
Item #                    Transitional Services                                                [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  36
  37      Samsung shall license FKSL to use INPRO, and transfer to FKSL the                    [KOREAN]
  38      database relating to INPRO.
------------------------------------------------------------------------------------------------------------------------------------
  327     Samsung shall license FKSL to use SFMS.                                              [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  328     Samsung shall provide FKSL with the Korean MS-Office.                                [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  329
  132     Samsung shall provide FKSL with SAS.                                                 [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  343     Samsung shall license FKSL to use ALCOS.                                             [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  344     Samsung shall license FKSL to use FAMOUS.                                            [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  345     Samsung shall license FKSL to use MCS.                                               [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  346     Samsung shall license FKSL to use CATS.                                              [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  347     Samsung shall license FKSL to use UCMS.                                              [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  348     Samsung shall license FKSL to use TELAS.                                             [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  349
  137     Samsung shall license FKSL to use EAS.                                               [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  350     Samsung shall license FKSL to use SQC.                                               [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  351     Samsung shall license FKSL to use MCC.                                               [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  352     Samsung shall license FKSL to use MIDAS.                                             [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  353     Samsung shall license FKSL to use INFOGATE.                                          [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  354
  132     Samsung shall license FKSL to use STAR.                                              [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  355
  25      Samsung shall license FKSL to use ARIRANG.                                           [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  356     Samsung shall license FKSL to use TPSS.                                              [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  357     Samsung shall license FKSL to use MICS.                                              [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  358     Samsung shall license FKSL to use TOMMIX.                                            [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  359     Samsung shall license FKSL to use SPC.                                               [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  360
  27      Samsung shall license FKSL to use DOLPHINS.                                          [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  361
  410     Samsung shall license FKSL to use STEALTH.                                           [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  363
  136     Samsung shall license FKSL to use SEDAS.                                             [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  364
  149     Samsung shall license FKSL to use CRISIS.                                            [KOREAN]
  153
------------------------------------------------------------------------------------------------------------------------------------
  365     Samsung shall license FKSL to use BESS.                                              [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  366
  56      Samsung shall license FKSL to use SICAS.                                             [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  367     Samsung shall license FKSL to use GTS.                                               [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  369     Samsung shall license FKSL to use PLASMA.                                            [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  370
  221     Samsung shall license FKSL to use GCM.                                               [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  371
  158     Samsung shall license FKSL to use GOM.                                               [KOREAN]
  279
------------------------------------------------------------------------------------------------------------------------------------
  372     Samsung shall license FKSL to use SEMIS.                                             [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  373     Samsung shall license FKSL to use FOCOS.                                             [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  218
------------------------------------------------------------------------------------------------------------------------------------
  374     Samsung shall provide FKSL with GSS program.                                         [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  376
  159     Samsung shall license FKSL to use ASIMACS.                                           [KOREAN]
  173
------------------------------------------------------------------------------------------------------------------------------------
  377
  160     Samsung shall license FKSL to use RMACS.                                             [KOREAN]
  161
------------------------------------------------------------------------------------------------------------------------------------
  378
  221     Samsung shall license FKSL to use ATP.                                               [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  379     Samsung shall license FKSL to use MSS.                                               [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  380     Samsung shall license FKSL to use IDIX.                                              [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  381
  280     Samsung shall license FKSL to use SAMS.                                              [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  382     Samsung shall license FKSL to use SLIM.                                              [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  383     Samsung shall license FKSL to use the warehousing bar code program                   [KOREAN]
          designed for outsourcing subcontractors.
------------------------------------------------------------------------------------------------------------------------------------
  400     Samsung shall license FKSL to use GLIMS (document & information                      [KOREAN]
          searching system)
------------------------------------------------------------------------------------------------------------------------------------
  402     Samsung shall provide FKSL with Hun-min-jung-eum and patent searching                [KOREAN]
          program except LANCD
------------------------------------------------------------------------------------------------------------------------------------
  403     Samsung shall provide FKSL with TIDB.                                                [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------
  405     Samsung shall license FKSL to use CMSPLUS (product code registration                 [KOREAN]
          program)
------------------------------------------------------------------------------------------------------------------------------------
  400-1   Salmsung shall license FKSL to use ALPS.                                             [KOREAN]
------------------------------------------------------------------------------------------------------------------------------------

                                SCHEDULE 3.1 (d)

               SEC ROLE & RESPONSIBILITY PURSUANT TO FAIRCHILD TSA

1. Supporting uninterrupted operation of the Business with respect to information technology services.

      (a) SEC shall, in a manner consistent with past practices, provide support to the Business to maintain the uninterrupted operation of the Business with respect to information technology services. SEC shall provide such support until such time as (i) Fairchild Korea's server has been set up and (ii) Fairchild Korea has accepted such server, which acceptance shall not be unreasonably withheld ((i) and (ii) collectively referred to as the "Separation Acceptance").

      (b) SEC will provide support for testing procedures at (a) the location of the server on the date hereof and (b) at the Bucheon Facility, and shall provide on one occasion training support with respect to Fairchild Korea's server.

      (c) Until the Separation Acceptance, SEC shall be responsible for providing, in a manner consistent with past practices, protection for Fairchild Korea's data stored in the server(s) for the benefit of Fairchild Korea from unauthorized access by third parties.

      (d) Upon the reasonable request by Fairchild Korea, SEC shall provide consultation support to Fairchild Korea with respect to information technology services to the extent such support is not available from SDS.

2. Confirmation of the term of use of SDS software.

      Fairchild Korea will be permitted to use the following softwares at no charge to Fairchild Korea (other than third-party vendor tools).

       (a)  Email (Single)                -     No charge until June 1999

       (b)  Document system (DMS)         -     No charge until June 1999

       (c)  Payroll system (PDSS)         -     No charge until April 2002

       (d)  Purchasing system (GLONETS)   -     No charge until April 2002

       (e)  Accounting system (SFIS)      -     No charge until April 2002

3. Providing Y2K compliance assistance.